UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Fee paid previously with preliminary materials:

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Dear Shareholders:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 20, 2008 at 4:00 p.m., at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503 (the “Meeting”). At the Meeting, the shareholders will elect four directors for terms of three years each and vote to ratify Yount, Hyde & Barbour, P.C. as the independent auditors of Financial for the year ending December 31, 2008.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 11, 2008.

The board of directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely,

/s/ Robert R. Chapman III
Robert R. Chapman III
President

Lynchburg, Virginia
April 11, 2008

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2008 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its bylaws and call of its directors, the 2008 Annual Meeting (the “Meeting”) of the holders of shares of common stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503 on May 20, 2008 at 4:00 p.m. local time.

The purposes of the Meeting are to consider and act upon the following proposals:

1. Election of Directors. To elect four (4) directors to serve a term of three (3) years each.

2. Ratification of Selection of Auditors. To ratify the selection by Financial of Yount, Hyde & Barbour, P.C., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2008.

3. Other Business. To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 28, 2008, will be entitled to vote at the Meeting or any postponements or adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2007, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy card.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 11, 2008
/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO VOTE BY PROXY. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

BANK OF THE JAMES FINANCIAL GROUP, INC.

2008 PROXY STATEMENT

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

PROXY STATEMENT

2008 ANNUAL MEETING OF SHAREHOLDERS

May 20, 2008 at 4:00 p.m.

GENERAL INFORMATION

The solicitation of the enclosed proxy is made by and on behalf of the board of directors of Bank of the James Financial Group, Inc. (“Financial”) to be used at the 2008 Annual Meeting of Shareholders to be held on May 20, 2008 at 4:00 p.m. at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503, and any adjournment or postponement thereof (the “Meeting”). This Proxy Statement is furnished to holders of common stock, par value $2.14 per share (“Common Stock”), of Financial in connection with the solicitation.

At the Meeting, the shareholders will: 1) elect four (4) Group Two directors for a term of three years each; 2) vote to ratify Yount, Hyde & Barbour, P.C as the independent auditors of Financial for fiscal year 2008; and 3) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $22,000, inclusive of postage.

The cost of soliciting proxies for the Meeting, including the fees paid to StockTrans, will be borne by Financial. In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Officers and other employees of Bank of the James (the “Bank”) or Financial may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly.

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504.

All properly executed proxies delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the instructions thereon. Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April 11, 2008.

VOTING PROCEDURES

Voting Rights of Shareholders

The board of directors has fixed the close of business on March 28, 2008 as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. As of the record date, there were approximately 2,553,078 shares of Common Stock outstanding and entitled to vote, which shares were held by approximately 2,951 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted for purposes of determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of March 20, 2008, a total of 455,538 shares of Common Stock, or approximately 16.73% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy and FOR the ratification of Yount, Hyde & Barbour, P.C. as independent auditors for 2008.

Voting Matters

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or proxy at the Meeting. Thus, in the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality.

Other Matters. For all other matters coming before the Meeting, the affirmative vote of a majority of the shares represented at the Meeting is required for a matter to be deemed approved by the shareholders.

How to Vote Your Shares. Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows: (1) FOR the election of the persons named in Proposal One herein as nominees for directors of Financial; and (2) FOR ratification of Yount, Hyde & Barbour, P.C., independent public accountants, to audit the financial statements of Financial for the fiscal year ending on December 31, 2008; and (3) in their discretion on the transaction of such other business as properly may come before the Meeting or any adjournments or postponements thereof.

PROPOSAL ONE - ELECTION OF DIRECTORS

Financial’s Articles of Incorporation provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The Articles of Incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two, and Three), as nearly equal in number as possible with staggered terms. Financial’s board of directors currently consists of 12 persons. The term of the four Group Two Directors expires at the Meeting, provided, however, that all directors continue to serve until their successors have been duly elected and qualified.

The proposal to elect four Group Two directors for a term of three (3) years is designated as Item No. 1 in the enclosed Proxy.

Each of the nominees is currently a director of Financial and is serving until the Meeting. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the board of directors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below.

The terms of the Group Three directors will expire at the 2009 Annual Meeting and the terms of the Group One directors will expire at the 2010 Annual Meeting. At each subsequent Annual Meeting of Shareholders of Financial, one (1) group of directors, approximately one-third of the total, will be elected for a three year term.

The board of directors recommends that the shareholders vote in favor the nominees set forth below.

INFORMATION CONCERNING NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The following information sets forth the names, ages (as of May 20, 2008), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees for election to the board (the Group Two Directors), for the directors who will continue in office until the 2009 (the Group Three Directors) and 2010 (the Group One Directors) Annual Meetings of Shareholders, and for the non-director named executive officer of Financial. Each of the nominees and directors continuing in office also serves as a director of the Bank, Financial’s wholly-owned subsidiary.

Nominees for Election of Directors

Group Two Directors (To Serve Until 2011 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman III, 45	1998	President of Financial since January, 2004 and President and Chief Executive Officer of the Bank since January, 2003.

Donna Schewel Clark, 57	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Augustus A. Petticolas, Jr., 59	2005	Dentist, Dr. Augustus A. Petticolas, Jr., General Dentistry.

Richard R. Zechini, 69	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

Directors Continuing in Office

Group Three Directors (To Serve Until 2009 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Lewis C. Addison, 56	2006	Senior Vice President and CFO of Centra Health, Inc.

William C. Bryant III, 43	2005	President of and Auctioneer at Ted Counts Realty & Auction Co., Inc.

J. Todd Scruggs, 40	2007	Secretary-Treasurer of Financial and the Executive Vice President and Chief Financial Officer of Bank of the James. He has served in these capacities since 2004 and 2003, respectively.

Kenneth S. White, 68	1998	Of Counsel, Edmunds & Williams, P.C., Lynchburg, Virginia. From February, 2001 to February, 2004 Mr. White served as President, The Greater Lynchburg Community Trust. Previously, Mr. White was a partner at Edmunds & Williams, P.C.

Group One Directors (To Serve Until 2010 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
James F. Daly, 50	2007	Vice-President of Daly Seven, Inc., a company engaged primarily in hotel development and management.

Donald M. Giles, 66	1998	Chairman of the Board of Moore & Giles, Inc. Previously, Mr. Giles served as President and CEO of Moore & Giles, Inc.

Watt R. Foster, Jr., 48	2005	Owner and Vice President of Foster Fuels, Inc.

Thomas W. Pettyjohn, Jr., 61	1998	Vice Chairman of Financial since January 1, 2004 and the Bank since 1999. Investment Advisor at Davidson & Garrard, Inc., an investment advisory business.

(1)	All of the directors of Financial also serve as members of the board of directors of the Bank of the James. For all years prior to 2004, all directorships were with the Bank only.

Named Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
Martin E. Waltemyer, 59	1999	Executive Vice President and Chief Operations Officer of the Bank since December, 2003.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS MATTERS

General

The Boards of Financial and the Bank are identical in membership. The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s Articles of Incorporation, and Financial’s Bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The board of directors has determined that all of the directors with the exception of directors Chapman and Scruggs are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”):

Meeting Attendance

Board and Committee Meetings

The board of directors of Financial held four (4) meetings during 2007. During 2007 each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve except for Mr. Addison who attended 67% of the meetings and Mr. Giles who attended 65% of the meetings. The board of directors of the Bank, which consists of all members of the board of directors of Financial, met 12 times during 2007.

In 2007, each non-employee director was paid $550 for each board of directors meeting attended and $300 for each committee meeting attended, except that a) directors received only one board fee when the boards of Financial and the Bank met on the same day; and b) directors received only one committee fee when a committee of Financial and its corresponding committee of the Bank met on the same day. For 2008, the fee for meetings of the board of directors will increase to $600. Members of the board of directors do not receive any compensation except as set forth herein and non-employee directors are not eligible to receive option grants. In 2007, total fees paid to non-employee directors was approximately $108,750.

The following table contains information regarding the compensation awarded or paid to, or earned by, Financial’s directors during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lewis C. Addison	6,750	—	—	—	6,750
William C. Bryant III	10,600	—	—	—	10,600
Robert R. Chapman III (1)	—	—	—	—	—
Donna S. Clark	9,200	—	—	—	9,200
James F. Daly	10,050	—	—	—	10,050
Watt R. Foster, Jr.	5,250	—	—	—	5,250
Donald M. Giles	13,300	—	—	—	13,300
Augustus A. Petticolas, Jr.	9,900	—	—	—	9,900
Thomas W. Pettyjohn, Jr.	15,650	—	—	—	15,650
J. Todd Scruggs (1)	—	—	—	—	—
Kenneth S. White	13,600	—	—	—	13,600
Richard R. Zechini	14,450	—	—	—	14,450

Total	108,750				108,750

(1)	Messrs. Chapman and Scruggs are employee-directors and do not receive additional compensation for service on the board of Financial or the Bank.

Annual Meeting of Shareholders

Financial encourages each member of the board of directors to attend the Annual Meeting of Shareholders. All Financial’s directors then in office attended the 2007 Annual Meeting of Shareholders of Financial.

COMMITTEES OF THE BOARD OF DIRECTORS OF FINANCIAL

The board of directors of Financial and the Bank have the following four standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, and Compensation Committee. In addition, the board of directors of the Bank has standing Loan and Investment Committees to assist it in the discharge of its duties.

The board of directors of Financial has adopted charters for its Audit Committee, Nominating Committee, and Compensation Committee to define the duties and responsibilities of those committees. These charters are available on the investor relations page of our website (www.bankofthejames.com) under “Governance Documents.” If you would prefer to receive a copy via mail at no cost to you, please contact J. Todd Scruggs, Secretary of Financial.

Executive Committee

The Executive Committee reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that the Executive Committee may not increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. During the fiscal year ended December 31, 2007, the Executive Committee of the board of directors of each of Financial and the Bank was comprised of Messrs. White, Chapman, Giles, and Pettyjohn and Ms. Clark. For the year ended December 31, 2007, the Executive Committee of each of Financial and the Bank had eleven (11) meetings.

Audit Committee

The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. Financial’s Audit Committee has been established in accordance with § 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. As part of its oversight of Financial’s financial statements, the Audit Committee reviews and discusses with both management and Financial’s independent registered public accountants all annual and quarterly financial statements and disclosures prior to their issuance.

In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of Financial’s internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of Financial’s internal auditing program.

During the fiscal year ended December 31, 2007, the Audit Committee of the board of directors of each of Financial and the Bank was comprised of Ms. Clark and Messrs. Addison and Bryant, and Drs. Petticolas and Zechini. For the year ended December 31, 2007, the Audit Committees of Financial and the Bank had five (5) meetings.

Financial’s board has determined that Lewis C. Addison is an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act. Mr. Addison and all other members of the Audit Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the NASD.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the board for expired or otherwise vacant seats. During fiscal year ended December 31, 2007 the Nominating Committee of the board of directors of both Financial and the Bank was comprised of Ms. Clark, Messrs. Addison, Giles, and White, and Drs. Petticolas and Zechini. For the year ended December 31, 2007 the Nominating Committee had two (2) meetings.

All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of NASD. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating entity for less than five years and Financial’s sole business at this time is the ownership of the Bank and BOTJ Investment Group, Inc., which have been in existence for less than nine years and two years, respectively. The majority of the incumbent directors were organizers of the Bank. Financial believes it to be beneficial for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board, and during these critical early years of the Bank and Financial, the Nominating Committees are best positioned to identify such individuals. The Nominating Committee considers share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Compensation Committee

The Compensation Committee reviews, recommends, and approves compensation for the employees of Financial’s subsidiaries. During fiscal year ended December 31, 2007, the Compensation Committee of the board of directors was comprised of Ms. Clark and Messrs. Daly, Pettyjohn, and White. For the year ended December 31, 2007, the Compensation Committee had two (2) meetings.

Loan Committee of the Bank

The Loan Committee of the board of the Bank reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During fiscal year ended December 31, 2007, the Loan Committee of the board of directors was comprised of Messrs. Pettyjohn, Bryant, Chapman, Daly, Giles, White and Dr. Zechini. For the year ended December 31, 2007, the Loan Committee had nineteen (19) meetings.

Investment Committee of the Bank

The Investment Committee of the board of the Bank reviews, approves, and actively oversees the management of the Bank’s investment policy and monitors and oversees the management of the Bank’s asset/liability position. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During fiscal year ended December 31, 2007 the Investment Committee was comprised of Messrs. Addison, Chapman, Foster, Giles, Pettyjohn, Scruggs and Dr. Zechini. For the year ended December 31, 2007 the Investment Committee had three (3) meetings.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 20, 2008 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

	Common Stock Owned Beneficially (#) (1)	Percentage of Class (%) (2)
Lewis C. Addison	4,500	*
Director
William C. Bryant III (3)	10,348	*
Director
Robert R. Chapman III (4)	103,161	3.92
Director, President
Donna S. Clark (5)	32,448	1.27
Director
James F. Daly (6)	32,726	1.28
Director
Watt R. Foster, Jr. (7)	50,150	1.96
Director
Donald M. Giles (8)	41,498	1.62
Director
Augustus A. Petticolas, Jr.	1,684	*
Director
Thomas W. Pettyjohn, Jr.	5,672	*
Director
Kenneth S. White (9)	35,922	1.40
Director
Richard R. Zechini (10)	38,323	1.50
Director
J. Todd Scruggs (11)	56,973	2.18
Director, Secretary, EVP and CFO of the Bank
Martin E. Waltemyer (12)	42,133	1.62
EVP and COO of the Bank
Officers and Directors as a group (13)	455,538	16.73

*	Less than 1%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals include the 10% stock dividend declared on May 15, 2007 and paid on July 24, 2007, as well as all prior stock dividends declared by Financial.
(2)	The ownership percentage of each individual is calculated based on the total of 2,553,078 shares of common stock that were outstanding as of March 20, 2008, plus the number of shares that can be issued to the individual within sixty days of March 20, 2008 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes beneficial ownership of 3,713 shares held by Mr. Bryant as joint tenants with his wife.
(4)	Includes 74,802 shares purchasable upon exercise of options exercisable within 60 days of March 20, 2008.
(5)	Includes beneficial ownership of aggregate of 4,538 shares held by Ms. Clark’s minor children.
(6)	Includes beneficial ownership of 30,388 shares held in a revocable trust of which Mr. Daly and his wife are co-trustees.
(7)	Includes beneficial ownership 4,538 shares held by Mr. Foster as joint tenants with his wife and an aggregate of 43,549 shares held by Mr. Foster’s minor children.
(8)	Includes 7,237 shares owned by Mr. Giles’ wife and 11,573 shares held in a revocable trust of which Mr. Giles is beneficiary and trustee.
(9)	Includes beneficial ownership of 34,788 shares held in a revocable trust of which Mr. White is the trustee and beneficiary and 1,134 shares owned by Mr. White’s wife.
(10)	Includes beneficial ownership of 3,623 shares held in trust for which Dr. Zechini serves as trustee.
(11)	Includes 52,321 shares purchasable upon exercise of options exercisable within 60 days of March 20, 2008 and 114 shares owned by Mr. Scruggs’ wife.
(12)	Includes 38,503 shares purchasable upon exercise of options exercisable within 60 days of March 20, 2008 and beneficial ownership of 2,949 shares held by Mr. Waltemyer as joint tenants with his wife, 227 shares owned in joint tenancy with his son, 227 shares owned by his daughter, and 227 shares owned by his granddaughter.
(13)	See notes 1 through 12.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to certain employees of the Bank who perform policy-making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2007.

Summary Compensation Table—2007

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards Options/ SARs ($)(1)	All Other Compensation ($)
Robert R. Chapman III	2007	$160,000	—	—	$5,495
President, CEO and President of the Bank	2006	160,000	—	—	5,110

J. Todd Scruggs	2007	$130,000	—		$7,710
Secretary, EVP and CFO of the Bank	2006	130,000	—	—	7,447

Martin E. Waltemyer	2007	$115,000	—	—	$3,817
EVP and COO of the Bank	2006	115,000	—	—	3,807

(1)	For 2007, Financial did not grant options to any of the named executive officers. For 2007, no named executive officer executed any options.
(2)	“All Other Compensation” consists entirely of matching contributions made under Bank’s 401(k) plan, life insurance premiums, and club dues.

Stock Option Plan

The following table shows for each of the named executive officers (1) the number of stock options that were granted during 2007, (2) the number and percentage of options granted to the named executive officers individually and as a group, (3) the total number and percentage of options granted to all employees as a group, (4) the exercise price, and (5) the expiration date.

Option Grants During Year Ended December 31, 2007

	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date
Name
Robert R. Chapman III	—	0.00%	$—	n/a
J. Todd Scruggs	—	0.00%	$—	n/a
Martin E. Waltemyer	—	0.00%	$—	n/a

Named Executive Officers as a group	—	0.00%

All employees, as a group	1,100	100.00%

(1)	Share totals are adjusted to reflect the 10% stock dividend declared on May 15, 2007 and paid on July 24, 2007 as well as all prior stock dividends declared by Financial.

(2)	Options to purchase a total of 1,100 shares of Common Stock were granted to employees during the year ended December 31, 2007.
(3)	Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and adjusted to reflect the stock dividends declared by Financial.

In the year ended December 31, 2007, no stock options were exercised by any of the named executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as of December 31, 2007 regarding Financial’s stock based awards under Financial’s stock option plan. The named executive officers have no other outstanding equity awards.

Name and Date of Grant	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price ($) (1)	Option Expiration Date
	Exercisable (#)	Unexercisable
Robert R. Chapman III
10-21-1999	15,882	—	4.41	10-21-2009
12-05-2000	9,075	—	4.85	12-05-2010
12-13-2001	9,075	—	4.95	12-13-2011
12-12-2002	11,344	—	6.61	12-12-2012
12-17-2003	13,613	—	9.81	12-17-2013
12-09-2004	6,188	—	12.12	12-09-2014
12-05-2005	9,625	—	14.55	12-05-2015

J. Todd Scruggs
10-21-1999	13,613	—	4.41	10-21-2009
12-05-2000	4,538	—	4.85	12-05-2010
12-13-2001	4,538	—	4.95	12-13-2011
12-12-2002	6,807	—	6.61	12-12-2012
12-17-2003	9,075	—	9.81	12-17-2013
12-09-2004	4,125	—	12.12	12-09-2014
12-05-2005	9,625	—	14.55	12-05-2015

Martin E. Waltemyer
10-21-1999	2,269	—	4.41	10-21-2009
12-05-2000	4,538	—	4.85	12-05-2010
12-13-2001	4,538	—	4.95	12-13-2011
12-12-2002	4,538	—	6.61	12-12-2012
12-17-2003	6,807	—	9.81	12-17-2013
12-09-2004	6,188	—	12.12	12-09-2014
12-05-2005	9,625	—	14.55	12-05-2015

(1)	Share totals and exercise price are adjusted to reflect the 10% stock dividend declared on May 15, 2007 and paid on July 24, 2007 as well as all prior stock dividends declared by Financial.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2007. All figures have been adjusted to reflect the 10% stock dividend declared on May 15, 2007 and paid on July 24, 2007 as well as all prior stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	299,984	$9.51	10,643

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	299,984	9.51	10,643

TRANSACTIONS WITH MANAGEMENT

Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires 5% or more of Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management and Yount, Hyde & Barbour, P.C. (“YHB”), the independent auditors for the year ended December 31, 2007,. Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with YHB also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

YHB provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with YHB.

Based on the discussions with management and YHB, the Audit Committee’s review of the representations of management and the report of YHB, the Audit Committee recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the year ended December 31, 2007.

Submitted by the Audit Committee of Financial’s board of directors.

Donna S. Clark—Chair
Lewis C. Addison
William C. Bryant III
Augustus A. Petticolas, Jr.
Richard R. Zechini

INDEPENDENT PUBLIC ACCOUNTANT

Yount, Hyde & Barbour, P.C. (“YHB”) served as independent auditors for Financial for 2006 and 2007. Representatives from YHB are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

YHB has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Fees Paid to Independent Auditors for 2007 and 2006 Fiscal Years

For the fiscal years ended December 31, 2007 and 2006, YHB audited the financial statements included in Financial’s Annual Report on Form 10-K (in 2007) and Form 10-KSB (in 2006); reviewed Financial’s quarterly reports on Form 10-Q (in 2007) and Form 10-QSB (in 2006); and provided certain tax services including tax compliance, tax advice, and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by YHB for the years 2007 and 2006:

	2007	2006
Audit Fees	$45,350	$41,500
Audit Related Fees	938	1,875
Tax Fees	3,750	3,500

Total	$50,038	$46,875

All Other Fees

Other than that set forth above, YHB did not bill Financial or the Bank for any other fees during either of the past two (2) years.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee pre-approved all services provided by YHB in 2007 and 2006.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to Financial under Rule 16a-3(e) of the SEC, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of the Company’s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were filed with the Commission on a timely basis during 2007 by all persons who were directors or executive officers of the Company at any time during the year.

PROPOSAL TWO - RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountant to audit the books of Financial for the fiscal year ending December 31, 2008.

The board has determined that it would be desirable to request the shareholders to ratify the board’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2008. This proposal is designated as Item No. 2 in the enclosed Proxy.

The board of directors recommends that the shareholders vote in favor of ratification of Yount, Hyde & Barbour, P.C. as independent auditors for the fiscal year ending December 31, 2008.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2007 has been furnished to the shareholders. Financial’s Annual Report on Form 10-K for the year ended December 31, 2007 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-K may be obtained from Financial’s website (www.bankofthejames.com) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504. The Form 10-K is not a part of the proxy solicitation materials.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2009. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 11, 2008
/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

BANK OF THE JAMES FINANCIAL GROUP, INC. ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, MAY 20, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS W. PETTYJOHN, JR. and J. TODD SCRUGGS, either of whom may act, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 28, 2008 at the Annual Meeting of Shareholders to be held on May 20, 2008 at 4:00 p.m. or any postponement or adjournment thereof.

1. To elect as directors the persons set forth as nominees below for the terms set forth below:

Nominees to serve until the 2011 Annual Meeting: 01 – Robert R. Chapman III, 02—Donna Schewel Clark, 03 – Augustus A. Petticolas, 04—Richard R. Zechini

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Instruction:	To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the above propositions.

3. In their discretion to vote upon such other business as may properly come before the meeting.

This proxy will be voted as directed, but if no directions are specified, this signed proxy will be voted for the propositions stated.

Should the undersigned be present and elect to vote at the Meeting, or any postponements or adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

☐	PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Dated: , .

Signature

Signature

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

2.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

3.	VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return this proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on May 19, 2008

Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.